VIEMED ANNOUNCES PUBLICATION OF PEER-REVIEWED NIVH STUDY
FINDING TREATMENT REDUCES HEALTHCARE COSTS AND SAVES LIVES

Lafayette, Louisiana (July 5, 2022) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX:VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, announced a third peer-reviewed and published study demonstrating the benefits of non-invasive ventilation at home (“NIVH”). The study, titled “Early Initiation of Non-Invasive Ventilation at Home Improves Survival and Reduces Healthcare Costs in COPD Patients with Chronic Hypercapnic Respiratory Failure: A Retrospective Cohort Study” was published in Respiratory Medicine, an internationally renowned scientific journal devoted to respiratory medical research.

“In addition to the significant clinical benefits demonstrated in previously published papers, this study demonstrates that NIVH improves health outcomes while simultaneously driving down overall healthcare costs,” said Dr. William Frazier, Viemed’s Chief Medical Officer and co-author of the study. “The study was also designed to investigate how the timing of NIVH initiation affected the outcomes. The results showed that the clinical and financial benefits of NIVH are greatest when therapy begins immediately following the diagnosis.”

Using the 100% research identifiable fee-for-service Medicare claims from 2016 through 2020, the researchers found that using NIVH to treat chronic obstructive pulmonary disease with chronic hypercapnic respiratory failure (COPD-CRF) is associated with significant reductions in mortality, hospitalizations, and total Medicare costs. In terms of cost-savings, Medicare expenditures for the year following NIVH initiation decreased by $5,484 (11.6%) compared to controls if treatment was begun within seven days of diagnosis. The cost reduction was $3,412 (7.2%) if NIVH was begun within 15 days of diagnosis. For patients whose therapy began more than 15 days after diagnosis, NIVH use was cost neutral and not associated with an increase in Medicare expenditures.

The primary clinical benefit was a reduced mortality in patients treated with NIVH. When a patient began therapy within seven days of diagnosis, the risk of death was reduced by 43%. Those patients who began therapy between eight and 15 days following diagnosis showed a mortality reduction of 31%, and patients who began therapy between 16 and 30 days following diagnosis showed a mortality reduction of 16%.

“NIVH is becoming widely accepted by clinicians as the standard of care for hypercapnic COPD-CRF treatment and this evidence supporting early initiation will help us to communicate the clinical and economic benefits to payors and partners,” said Casey Hoyt, Viemed’s CEO. “By accessing and treating more patients sooner, we can save lives, reduce hospital readmissions, and save money at the same time.”

The complete text of the study is available online at https://www.resmedjournal.com/article/S0954-6111(22)00185-8/fulltext and in the upcoming print edition of Respiratory Medicine.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the anticipated clinical and financial benefits of NIVH for hypercapnic COPD-CRF patients, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers and the recall of certain Royal Philips BiPAP and CPAP devices and ventilators that we distribute and sell; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.